                                                             EXHIBIT 10.21



                              SETTLEMENT AGREEMENT

                 THIS SETTLEMENT AGREEMENT ("Agreement") made as of this 1st day of June, 1994 by and between RPS REALTY TRUST, a Massachusetts business trust ("Lender") and NORGATE PLAZA LIMITED PARTNERSHIP, an Indiana limited partnership ("Norgate").

                                   RECITALS:

                 A. Lender is the holder of a $4,559,571.83 participating loan (the "Loan") to Norgate, evidenced by a Wraparound Mortgage from Norgate in the original principal sum of $4,559,571.83, dated November 29, 1984 ("Note"). The Note is secured by a Wraparound Mortgage dated November 29, 1984 ("Mortgage"), an Assignment of Landlord's Interest in Rents and Leases ("Rent Assignment"), and various other loan and/or security documents dated November 29, 1984 (the Note, Mortgage, Rent Assignment, and other loan documents are herein collectively referred to as the "Loan Documents"). The Mortgage is a lien on the real estate, improvements, fixtures and personal property described therein which are commonly known as the Norgate Plaza Shopping Center, Keystone Avenue, Marion County, Indiana (the "Property"). The real estate is described by metes and bounds on Exhibit "A" hereto.

                 B. Norgate is in default under the Loan Documents, which default remains uncured after the expiration of any applicable notice or grace periods, and constitutes an "Event of Default," as defined in the Loan Documents. Lender gave notice of default, accelerated the indebtedness and, pursuant to its rights under the Rent Assignment, Lender has exercised its rights, by written notice to the tenants of the Property, to require that all rents and other income from the Property be paid by the tenants to the Lender. On September 21, 1993, Lender commenced foreclosure proceedings in the Marion Superior Court under Cause No. 49D0- 79309-CP-0994 (the "Foreclosure Lawsuit"). All obligations of Norgate to Lender are now immediately due and payable.

                 C. On October 28, 1994, the Marion Superior Court appointed a receiver over the Property who remains in possession thereof.

                 D. On June l, 1994, Norgate entered into a Purchase Agreement for the sale of the Property to NORGATE SHOPS CORP. (the "Purchase Agreement").

                 E. The parties hereto desire to settle their differences and release each other from all claims on the terms and conditions set forth in this Agreement.

                 NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

                 1. The above Recitals are incorporated by reference as if set forth at length herein and are contractual and not mere recitals.

                 2. The parties hereto acknowledge that: (i) as of the date hereof the balance due on the debt evidenced by the Loan Documents is $5,165,502.29, which includes the debt evidenced by the Underlying Mortgage (as defined in the Loan Documents), and (ii) the debt evidenced by the Loan Documents is not being discharged by the Lender. Nothing in this Agreement (including Paragraph 4 hereof) shall be construed to prohibit Lender from exercising its rights and remedies pursuant to the Mortgage or other Loan Documents in order to execute upon the Property and to cause the Property to be sold at public or private foreclosure sale pursuant to the Mortgage. However, no such exercise by Lender of any remedy under the Loan Documents may be pursued which is inconsistent with the provisions of Paragraph 4 hereof limiting the personal liability of Borrower. Further, in the event the Lender elects to pursue the pending foreclosure proceeding, Norgate agrees not to take any action that is inconsistent with the terms of this Settlement Agreement.

         3. Norgate agrees that neither it nor any of its general partners, will raise any claim, take any action, commence any proceeding or otherwise participate in, assist, cause to be taken, or in any way challenge the conveyance of the Property to Norgate Shops Corp. as provided for in the Purchase Agreement hereinafter described, or otherwise in any way challenge the validity of the Deed and other instruments of transfer or assignment to be executed and/or delivered by Norgate pursuant to said Purchase Agreement, the transfer of the Property to Norgate Shops Corp., or the adequacy or sufficiency of the consideration for such transfer, nor will Norgate or such parties oppose or challenge the validity of any future foreclosure proceeding or other exercise of rights under the Mortgage, Underlying Mortgage or the other Loan Documents or any Sheriff's Deed to the Property.

                 4. Provided that, and for so long as, Norgate or any general partner of Norgate has not breached this Agreement: (a) Lender does hereby remise, release, quitclaim and forever discharge, for itself, its successors and assigns, Norgate, its partners, employees, agents, attorneys, directors and officers, and each of the respective heirs, administrators, executors, personal representatives, successors and assigns and their affiliates (collectively, "Borrower"), from and against any and all personal liability arising out of or related to any act or failure to perform any obligations, express or implied, of Borrower relating to the Loan or the Loan Documents or the Property, or matters relating thereto from the beginning of the world to the date of these presents ("Borrower's Obligations"), it being expressly understood and agreed that, except as set forth herein, Lender's recourse concerning any liability of Borrower in connection with Borrower's Obligations shall be limited to the Property and (b) Lender agrees not to bring any action or proceeding against the general partner of Norgate, under any agreement or document heretofore executed by Norgate or on account of Borrower's Obligations and (c) Lender releases Norgate, its partners, employees, agents, attorneys, directors and officers and each of their respective heirs, administrators, executors, personal representatives, successors and assigns and their affiliates from any and all actions, causes of action, proceedings, claims, demands, damages, costs, liabilities, agreements and obligations of any nature whatsoever, whether contingent or matured, known or unknown, in law or in equity, asserted or which might have been asserted directly or indirectly or otherwise arising out of or in any way related to the Loan, the Loan Documents or the Property, or matters related thereto from the beginning of the world to the date of these presents, including, by way of example and not limitation any claims for rents and profits received by Norgate prior to the date hereof. The foregoing shall not prevent Lender from joining Borrower in any lawsuits or proceedings if such joinder is necessary as a matter of law or practice for Lender to foreclose the Mortgage or perfect title, so long as the parties comprising Borrower shall have no personal liability by reason of such joinder. However, it is expressly understood and agreed that nothing contained in this Agreement shall, in any way, release Borrower from any obligation or duty set forth in this Agreement or arising pursuant to this Agreement or any documents or agreements executed contemporaneously herewith or hereafter.

                 5. Provided that, and for so long as, Lender has not breached this Agreement, Norgate, including itself and its respective partners, heirs, administrators, executors, personal representatives, successors and assigns, and its affiliates does hereby remise, release and forever discharge Lender, and each of its trustees, shareholders, employees, agents, attorneys, directors and officers, and each of their respective heirs, administrators, executors, personal representatives, successors and assigns, and their affiliates of and from any and all actions, causes of action, proceedings, claims demands, damages, costs, liabilities, agreements and obligations of any nature whatsoever, whether contingent or matured, known or unknown, in law or in equity, asserted or which might have been asserted, directly or indirectly or otherwise arising out of or in any way related to the Loan or the Loan Documents, or the Property, or matters relating thereto from the beginning of the world to the date of these presents. Nothing contained herein shall, in any way, release Lender from any obligation or duty arising pursuant to any documents or agreements executed contemporaneously herewith or hereafter.

                 6. Norgate and Lender agree to execute and file any and all pleadings necessary to dismiss without prejudice the Foreclosure Lawsuit and to terminate the pending receivership; said documents to include, but not be limited to, the Joint Motion to Terminate Receivership, Discharge Receiver and Close Receivership in a form substantially similar to the one attached hereto as Exhibit "B" and the Joint Motion to Dismiss Without Prejudice in a form substantially similar to the one attached hereto as Exhibit "C." Norgate hereby assigns and transfers to RPS any and all right, title and interest it may have to the funds held by the Receiver in the Foreclosure Lawsuit and agrees that the Receiver may immediately pay said funds over to RPS.

                 7. This Agreement is conditioned upon and subject to (1) the consummation of the sale of the Property as set forth in the Purchase Agreement dated June 1, 1994 between Norgate and Norgate Shops Corp. (the "Purchase Agreement"), and (ii) the assignment of the note and mortgage on the Property in favor of Purdue Research Foundation to Lender, simultaneously with the execution hereof, for an amount equal to the unpaid principal amount due plus accrued interest through June 1, 1994 at the non-default contract rate plus attorneys fees.

                 8. Norgate hereby warrants and represents to Lender as follows:

                          (a)      Norgate has the power and authority under
its partnership agreement and any amendments thereto to enter into and perform its obligations under this Agreement and all other documents referred to herein; and all actions necessary or appropriate for Norgate's execution and performance of this Agreement and all other such documents have been taken; and upon their execution, this Agreement and the other such documents will constitute legal, valid and binding obligations of Norgate, enforceable against Norgate in accordance with their respective terms. The making and performance of this Agreement and of the other documents required of Norgate hereunder will not violate any provisions of Norgate's partnership agreement or other organizational documents, or result in any breach or violation of, or constitute a default under, any decree, agreement, note or other instrument applicable to or binding upon Norgate or any affiliate of Norgate, or, to the best of Norgate's knowledge, without independent investigation or inquiry, violate the provision of any federal or state law or regulation.

                          (b)      Norgate's entry into this Agreement and its
delivery of the other documents pursuant hereto are wholly voluntary and for good and valuable consideration. Norgate has been represented by competent counsel of Norgate's own choice throughout the negotiations of this Agreement.

                 9.       (a)     This Agreement shall be governed and
construed under the laws of the State of Indiana, without reference to conflict of laws Principles.

                          (b)     This Agreement may be executed in several
counterparts and by the parties hereto, each of which is an original but all of which together shall constitute one document.

                          (c)     This Agreement shall be binding upon and
inure to the benefit of the parties hereto, and each of their respective heirs, administrators, executors, successors and assigns. Any nominee or designee of Lender and its successors and assigns, shall be third party beneficiary of this Agreement.

                          (d)     This Agreement represents the entire
agreement between Norgate and Lender respecting the subject matter hereof and shall not be amended except by written amendment signed by Norgate and Lender.

                          (e)     The relationship between Norgate and Lender
is solely that of a debtor and creditor, and nothing contained in this Agreement or in any of the documents executed by Norgate or Lender or its nominee or designee pursuant to the terms hereof shall in any manner be construed as making Norgate and Lender or its nominee or designee, partners, joint venturers or any other relationship other than debtor and creditor.

                          (f)     Nothing in this Agreement shall be deemed to
constitute an assumption by Lender of any obligations or liabilities of Norgate.

                 10. Lender is a real estate investment trust, and this Agreement and any documents executed and/or delivered pursuant hereto do not constitute personal obligations of the trustees, officers, shareholders, directors, employees or agents of Lender. Norgate, for itself, Borrower, and all persons or entities claiming by or under Norgate, agree not to seek recourse against any trustees, officers, shareholders, directors, or employees of Lender for the satisfaction of any liability or obligation of Lender with respect to this Agreement or such other documents, or any of their personal assets.

                 11. "Affiliate", as used herein with respect to any person or entity, shall mean (i) if such person is a corporation, any officer or director thereof and any person which is, directly or indirectly, the beneficial owner of more than 10% of any class of any equity security (except that every right to subscribe for or to purchase and every option for the purchase of, any equity security of such person, and every security convertible into or exchangeable for any equity security of such person, shall not be deemed a separate class of equity security, but shall be included within the class of equity security for which it is such a right or option, or for which it may be exchanged or into which it may be converted, as the case may be), thereof, and, if such beneficial owner is a partnership, any partner thereof, or, if such beneficial owner is a corporation, any person controlling, controlled by or under common control with such beneficial owner or of any corporation occupying any such control relationship, (ii) if such person is a partnership, any partner thereof, and (iii) any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlling", "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                           RPS REALTY TRUST


                                           By:
                                              --------------------------------

                                           NORGATE PLAZA LIMITED PARTNERSHIP
                                           an Indiana limited partnership
                                           By, Norgate Plaza, Inc., Its
                                           General Partner


                                           By:
                                              ----------------------------------
                                              Richard J. Langlais, Its President

                                  EXHIBIT "A"

Part of the East Half of the Southwest Quarter of Section 30, Township 17 North, Range 4 East in Marion County, Indiana, more particularly described as follows:

Beginning at the West line of said half Quarter Section, North 00 degrees 01 minutes 15 seconds East 907.00 feet from the Southwest corner of said Half Quarter Section; thence North 82 degrees 06 minutes 15 seconds East along the North line of Highland Creek Boulevard, North Drive, as dedicated in the plat of Highland Creek Boulevard Addition recorded in Plat Book 22, page 168, in the Office of the Recorder of Marion County, 1130.78 feet; thence North 00 degrees 01 minutes 15 seconds East parallel with the West line of said Half Quarter
Section 1205 feet; thence North 89 degrees 58 minutes 45 seconds West 106.29 feet to a point of a curve; thence Westerly along the arc of a curve to the left having a radius of 649.72 feet and a central angle of 26 degrees 294.83 feet to a point; thence South 64 degrees 01 minutes 15 seconds West 132.39 feet to a point of curve; thence Southwesterly along the arc of a curve to the left having a radius of 257.23 feet and a central angle of 22 degrees 98.77 feet to a point; thence South 42 degrees 01 minutes 15 seconds West 266.27 feet to a point of curve; thence Southwesterly along the arc of a curve to the right of having a radius of 195.80 feet and a central angle of 49 degrees 22 minutes 15 seconds 168.72 feet to a point; thence North 88 degrees 36 minutes 30 seconds West 189.81 feet to the West line of said Half Quarter Section; thence South 00 degrees 01 minutes 15 seconds West along said West line 904.94 feet to the Place of Beginning.

STATE OF INDIANA          )                        IN THE MARION SUPERIOR COURT
                          )       ss:
COUNTY OF MARION          )                        CAUSE NO. 49D07-9309-CP-0994


RPS REALTY TRUST, a Massachusetts          )
business trust,                            )
                                           )
                 Plaintiff,                )
                                           )
         vs.                               )
                                           )
NORGATE PLAZA LIMITED                      )
PARTNERSHIP, an Indiana Limited            )
Partnership, PATRICIAN EQUITIES            )
CORPORATION, a Florida                     )
Corporation, BELL ATLANTIC                 )
TRICON LEASING CORPORATION, a              )
Delaware Corporation,                      )
                                           )
                 Defendants.               )



                    JOINT MOTION TO TERMINATE RECEIVERSHIP,
                   DISCHARGE RECEIVER AND, CLOSE RECEIVERSHIP

                 Comes now Edward T. Treacy, the court-appointed Receiver for Norgate Plaza Shopping Center, by counsel, RPS Realty Trust, by counsel, Norgate Plaza Limited Partnership, by counsel and Purdue Research Foundation, by counsel and respectfully request that this Court terminate the receivership, discharge the Receiver, and close the receivership estate. In support of this request, the parties state as follows:

                 1. The necessity of a court appointed Receiver for the Norgate Plaza Shopping Center no longer exists as the responsibility for the day-to-day operations thereof will immediately be assumed by RPS Realty Trust or its nominee.

                 2. The receivership has not incurred any debt other than normal trade debt for the day-to-day operation of the





                                  Exhibit "B"

Norgate Plaza Shopping Center, expenses associated with extensive roof repairs previously approved by this Court, and management fees due Eaton & Lauth, all of which RPS or its nominee agrees to assume and pay.

                 3. The Receiver and its court appointed counsel will immediately file the appropriate applications with the Court for the approval of their final fees.

                 4. Upon the termination of the Receivership by the Court, the Receiver shall file, within ten (10) days his final report with the Court detailing all of the income received and expenses paid since his last report together with a disclosure of the remaining cash on hand.

                 5. The Receiver, upon termination of the Receivership, shall immediately pay over to RPS or its nominee all cash on hand and funds on deposit less an amount for the final fees and expenses of the Receiver and his attorney as approved by the Court.

         WHEREFORE, the parties request that the Court terminate the receivership; discharge the receiver; allow the Receiver ten (10) days from the date of its order to prepare and file the final accounting of the receivership estate; allow the Receiver and his attorney to take their final fees and expenses as approved by the Court from the cash on deposit; order the Receiver to turn over to RPS or its nominee all receivership funds after expenses and fees allowed by the Court and that the parties be granted all other just and proper relief.





                                  Exhibit "B"

                                           Respectfully submitted,

                                           STUART & BRANIGIN


                                           By
                                             -------------------------------
                                             Kevin D. Nicoson
                                             P.O. Box 1010
                                             Lafayette, Indiana  47902-1010


                                           WOODEN MCLAUGHLIN & STERNER


                                           By
                                             -------------------------------
                                             Thomas Dinwiddie
                                             201 N. Illinois Street, #1000
                                             Capital Center South
                                             Indianapolis, IN  46204


                                           ANCEL & DUNLAP


                                           By
                                             -------------------------------
                                             Timothy L. Black, #2760-45
                                             1770 Market Square Center
                                             151 N. Delaware Street
                                             Indianapolis, Indiana  46204


                                           MITCHELL HURST JACOBS & DICK


                                           By
                                             -------------------------------
                                             Seven K. Huffer, Esq.
                                             152 East Washington Street
                                             Indianapolis, Indiana  46204





                                  Exhibit "B"

STATE OF INDIANA          )               IN THE MARION SUPERIOR COURT
                          )  SS.
COUNTY OF MARION          )               CAUSE NO. 49D07-9309-CP-0994


RPS REALTY TRUST, a Massachusetts          )
business trust,                            )
                                           )
                          Plaintiff,       )
                                           )
                 vs.                       )
                                           )
NORGATE PLAZA LIMITED                      )
PARTNERSHIP, an Indiana Limited            )
Partnership, PATRICIAN EQUITIES            )
CORPORATION, a Florida                     )
Corporation, BELL ATLANTIC                 )
TRICON LEASING CORPORATION, a              )
Delaware Corporation,                      )
                                           )
                          Defendants.      )


                            JOINT MOTION TO DISMISS
                               WITHOUT PREJUDICE

                 Comes now the Plaintiff, RPS Realty Trust, by counsel and the Defendant, Norgate Plaza Limited Partnership, by counsel and the Defendant-Counterclaimant, Purdue Research Foundation, by counsel and jointly move the Court to dismiss this cause without prejudice for the reason that the parties have reached a settlement of the issues raised in the various pleadings filed herein and such issues are now moot.

                                                Respectfully submitted,


                                                STUART & BRANIGIN


                                                By
                                                  -----------------------------
                                                  Kevin D. Nicoson
                                                  P.O. Box 1010
                                                  Lafayette, Indiana  47902-1010
                                                  Attorneys For Purdue Research
                                                  Foundation





                                  Exhibit "C"

                                                WOODEN MCLAUGHLIN & STERNER


                                                By
                                                  -----------------------------
                                                  Thomas Dinwiddie
                                                  201 N. Illinois Street, #1000
                                                  Capital Center South
                                                  Indianapolis, IN  46204

                                                  Attorneys For Norgate Plaza
                                                  Limited Partnership


                                                ANCEL & DUNLAP


                                                By
                                                  -----------------------------
                                                  Timothy L. Black, #2760-45
                                                  1770 Market Square Center
                                                  151 N. Delaware Street
                                                  Indianapolis, Indiana  46204

                                                  Attorneys For RPS Realty Trust





                                  Exhibit "C"
                                       2